Exhibit 32

CERTIFICATION PURSUANT TO
SECTION 1350 OF CHAPTER 63 OF TITLE 18
OF THE UNITED STATES CODE AS
ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report on Form 10-Q of TriQuint Semiconductor, Inc. (“TriQuint”) for the quarterly period ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (“the Report”), each of the undersigned officers of TriQuint, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)         The Report complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2)         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of TriQuint.

The undersigned have executed this Certification effective as of November 12, 2004.

/s/ RALPH G. QUINSEY
Ralph G. Quinsey
President and Chief Executive Officer (Principal Financial and Accounting Officer)
/s/ RAYMOND A. LINK
Raymond A. Link
Vice President, Finance and Administration, Chief Financial Officer and Secretary (Principal Financial and Accounting Officer)